UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

DNOW INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36325	46-4191184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7402 North Eldridge Parkway
Houston, Texas		77041
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 281-823-4700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	DNOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

The Audit Committee (the “Committee”) of the Board of Directors of DNOW Inc. (the “Company”) has conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

As a result of this process, following the review and evaluation of proposals from participating firms, on May 21, 2025, the Committee approved the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. On the same date, the Committee approved the dismissal of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm, and the Company informed EY of such dismissal.

EY’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2024 and 2023 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through May 21, 2025, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K (“Regulation S-K”) of the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) between the Company and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EY’s satisfaction, would have caused EY to make reference thereto in their reports.

During the fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through May 21, 2025, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided EY with a copy of the foregoing disclosures and requested that EY furnish a letter addressed to the SEC stating whether or not it agrees with such disclosure. A copy of EY’s letter dated May 22, 2025, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through May 21, 2025, neither the Company nor anyone acting on its behalf has consulted with KPMG regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter of Ernst & Young LLP to the Securities and Exchange Commission, dated May 22, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DNOW Inc.

Date: May 23, 2025	By:	/s/ Raymond W. Chang
Raymond W. Chang
Vice President & General Counsel